UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 3, 2011
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On June 3, 2011, Ireland Inc. (the “Company”) issued 2,083,645 units (each a “Unit”) for gross proceeds of $1,146,005, and on June 8, 2011, the Company issued an additional 450,000 Units for gross proceeds of $247,500, both under the terms of the Company’s private placement offering of up to 5,500,000 Units at a price of $0.55 per Unit (the “2011 Private Placement”). These issuances represented Tranches 2 and 3 of the 2011 Private Placement. Together with Tranche 1, which closed on May 20, 2011, a total of 5,018,199 Units have been sold under the 2011 Private Placement, for total gross proceeds of $2,760,010. The 2011 Private Placement offering has now been closed.

Each Unit offered under the 2011 Private Placement consisted of one share of the Company's common stock and one-half of one share purchase warrant. Each whole share purchase warrant (a “Warrant”) entitles the holder to purchase one additional share of the Company's common stock at a price of $0.80 per share for a period expiring June 30, 2014. After November 30, 2011, the Company may accelerate the expiration date for the Warrants if the VWAP for its common stock on its principal trading market exceeds $2.80 per share for 20 consecutive trading days, and the average trading volume on that market during that 20 day period is not less than 0.2% of the Company's free float. The Company has also agreed that, if during the remainder of 2011, it approves another offering of its securities (a “Subsequent 2011 Offering”), the subscribers of the 2011 Private Placement shall have the right to (a) surrender their unexercised Warrants in exchange for any warrants that the subscriber would have been entitled to receive had they subscribed under the Subsequent 2011 Offering instead of the 2011 Private Placement (at the same aggregate subscription amount); and (b) receive any additional shares of the Company's common stock that the subscriber would have been entitled to had they subscribed under the Subsequent 2011 Offering instead of the 2011 Private Placement.

The 2011 Private Placement offering was conducted pursuant to the provisions of Rule 506 of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”). There were a total of two employee subscribers under the 2011 Private Placement who did not meet the definition of an “accredited investor” as set out in Regulation D. All other subscribers to the 2011 Private Placement have represented and warranted that they are “accredited investors.” The 2011 Private Placement Offering has now been closed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: June 8, 2011
	By:	/s/ Douglas D.G. Birnie

		Name:	Douglas D.G. Birnie
		Title:	CEO and President